 Exhibit 99

Z Trim Holdings Appoints New Auditors, Continues to Cut Costs

Wednesday December 17, 2008

MUNDELEIN, Ill., December 17, 2008 / PRNewswire/ -- Z Trim Holdings, Inc. (OTB: ZTMH.OB), announced today that it had terminated its relationship with Blackman Kallick, LLP, and engaged the firm of M&K CPAs, PLLC as the Company’s independent auditors.  The termination was approved by the audit committee of the Board of Directors.

“We are appreciative of the hard work that Blackman has provided over the past year,” said Steve Cohen, President of Z Trim.  “They certainly provided needed services during a difficult transition period.”

Blackman reported only on the financial statements for the fiscal year ended December 31, 2007.  Except as described below, the audit report of Blackman on the consolidated financial statements of Z Trim Holdings, Inc. as of and for the fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  Blackman’s 2007 audit report relating to the audit of Z Trim’s consolidated financial statements for the fiscal year ended December 31, 2007 included an emphasis paragraph relating to an uncertainty as to Z Trim’s ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and through the date of this current report, there were: (1) no disagreements between Z Trim and Blackman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Blackman, would have caused Blackman to make reference to the subject matter of the disagreement in their report on Z Trim’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

“At this stage in our Company’s development, M&K CPAs is the right size firm for us,” said Brian Chaiken, Z Trim’s Chief Financial Officer.  “M&K is a boutique firm specializing in small market cap companies, such as ours.  We appreciate the significant services Blackman Kallick performed over the last year, but ultimately we believe that the Company needs to right-size its professional vendors to maximize the value of every dollar as we grow our business.”

ABOUT Z TRIM®

Z Trim, www.ztrim.com, is a natural functional food ingredient made from the hulls of grain. Z Trim lowers calories from fats by up to 80% in many foods without negatively affecting taste or texture, and can substantially reduce harmful trans and saturated fats found in many foods. Z Trim has wide application in dairy products, dressings, dips, sauces, baked goods, processed meats, snack foods, cookies, pies, cakes, icings, brownies, bars, ice cream, milk shakes and many other foods.

Forward-Looking Statements and Risk Factors

Certain statements in this press release are "forward−looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Z Trim Holdings to be materially different from any future results, performance or achievements expressed or implied by these forward−looking statements.  Other factors, which could materially affect such forward−looking statements, can be found in our filings with the Securities and Exchange Commission at www.sec.gov, including risk factors relating to material weaknesses in internal control over financial reporting, our history of operating losses, lack thus far of significant market acceptance of our products, the fact that we may dilute existing shareholders through additional stock issuances, and our reliance on our intellectual property.  Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward−looking statements and are cautioned not to place undue reliance on such forward−looking statements. The forward−looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward−looking statements to reflect subsequent events or circumstances.

Contact:          Brian Chaiken
Voice:              847-549-6002
Email:              brian.chaiken@ztrim.com